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NEWS RELEASE

FOR IMMEDIATE RELEASE
---------------------

                                       CONTACTS:
                                       DuPont
                                       Leslie A. Cormier
                                       302-774-4712
                                       leslie.a.cormier@usa.dupont.com
                                       -------------------------------

                                       Merrimac Industries, Inc.
                                       Mason N. Carter, Chairman & CEO
                                       973-575-1300, ext. 1202
                                       mnc@merrimacind.com
                                       -------------------




DUPONT ELECTRONIC TECHNOLOGIES AND MERRIMAC INDUSTRIES ANNOUNCE EQUITY RELATIONSHIP


      WILMINGTON, DEL. AND WEST CALDWELL, N.J., FEBRUARY 28, 2002: DuPont Electronic Technologies and Merrimac Industries, Inc. (AMEX: MRM) today announced DuPont has purchased from Merrimac a 16.6% equity interest for a purchase price of approximately $5.3 million. The companies have also agreed to work together to better understand the dynamics of the markets for high-frequency electronic components and modules.

      DuPont Electronic Technologies is a recognized world leader in rigid, flexible, ceramic and organic materials and processes for electronic circuits. Merrimac is an industry leader with expertise in design, simulation, prototyping and manufacture of multilayer high-frequency modules.

   "Anticipating and meeting the needs of customers in this fast-paced environment is critical. Better understanding the relationship between material properties and high-frequency design will allow us to bring materials to market more quickly," said David B. Miller, vice president and general manager DuPont Electronic Technologies. "This relationship with Merrimac will help accelerate our understanding of the requirements for electronic materials and move us from circuit materials into materials for integrated circuit packaging and modules."

     "By exploring the application of Merrimac's multilayer design expertise with the variety of electronic materials from DuPont, Merrimac will be able to broaden its offerings to new markets and applications," said Mason N. Carter, chairman and CEO of Merrimac. "This relationship will further identify Merrimac as the recognized source of 3-D integrated modules by providing total integrated packaging solutions. As the `Module Evolution' spreads across industry segments increasing the outsourcing of multifunction modules, Merrimac is positioning itself to


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meet the needs of a broad range of signal processing requirements with a breadth of packaging solutions."


ABOUT DUPONT
     DuPont Electronic Technologies is a $1 billion business that consists of six businesses dedicated to the electronics industry, including printed circuit materials, high performance and microcircuit materials, semiconductor fabrication materials and IC packaging and interconnects. It is part of the DuPont Electronic and Communication Platform, an enterprise of technology-driven businesses that provide differentiated, materials-enabled solutions for essentially all of the world's leading manufacturers of electronic components and assemblies, packaging graphics, producers of high-end commercial printing and fluoroproducts.

     During 2002, DuPont is celebrating its 200th year of scientific achievement and innovation - providing products and services that improve the lives of people everywhere. Based in Wilmington, Del., DuPont delivers science-based solutions for markets that make a difference in people's lives in food and nutrition; health care; apparel; home and construction; electronics; and transportation.


ABOUT MERRIMAC
     Merrimac Industries, Inc. is a leader in the design and manufacture of Multi-Mix PICO RF Microwave components, assemblies and micro-multifunction modules (MMFM), serving the wireless telecommunications industry worldwide with enabling technologies for space, defense and commercial applications. Merrimac is focused on providing Total Integrated Packaging Solutions(TM) with Multi-Mix(R) Microtechnology, a leading edge competency providing value to our customers through miniaturization and integration. The Multi-Mix process for microwave, multilayer integrated MMFM circuitry is a patented method developed by Merrimac Industries based on fluoropolymer composite substrates. The fusion bonding of multilayer structures provides a homogeneous dielectric medium for superior electrical performance at microwave frequencies. The bonded layers may incorporate embedded semiconductor devices, MMICs, etched resistors, passive circuit elements and plated-through via holes to form a three-dimensional subsystem enclosure that requires no further packaging. Merrimac Industries facilities are registered under ISO 9000, an internationally developed set of quality criteria for manufacturing operations.

      Merrimac Industries, Inc. and its subsidiary Filtran Microcircuits Inc., with locations in West Caldwell, NJ, San Jose, Costa Rica and Ottawa, Ontario, Canada, have approximately 250 co-workers dedicated to the design and manufacture of signal processing components, gold plating of high-frequency microstrip, bonded stripline and thick metal-backed Teflon (PTFE) micro-circuitry and subsystems providing Total Integrated Packaging Solutions for wireless applications. Merrimac (MRM) is listed on The American Stock Exchange. Multi-Mix, Multi-Mix PICO, MMFM and Total Integrated Packaging Solutions are trademarks of Merrimac Industries, Inc. For more information about Merrimac Industries, Inc. and Filtran Microcircuits Inc., please visit www.merrimacind.com and www.filtranmicro.com.


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DUPONT FORWARD-LOOKING STATEMENTS: This news release contains forward-looking statements based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including statements about the company's strategy for growth, product development, market position, expected expenditures and financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by DuPont, particularly its latest annual report on Form 10-K and quarterly report on Form 10-Q, as well as others, could cause results to differ materially from those stated. These factors include, but are not limited to changes in the laws, regulations, policies and economic conditions, including inflation, interest and foreign currency exchange rates, of countries in which the company does business; competitive pressures; successful integration of structural changes, including restructuring plans, acquisitions, divestitures and alliances; cost of raw materials, research and development of new products, including regulatory approval and market acceptance; and seasonality of sales of agricultural products.

MERRIMAC FORWARD-LOOKING STATEMENTS: This news release contains statements relating to future results of the Company (including certain projections and business trends) that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected as a result of certain risks and uncertainties. These risks and uncertainties include, but are not limited to: general economic and industry conditions; slower than anticipated penetration into the satellite communications, defense and wireless markets; the risk that the benefits expected from the acquisition of Filtran Microcircuits Inc. are not realized; the ability to protect proprietary information and technology; competitive products and pricing pressures; the risk that the Company will not be able to continue to raise sufficient capital to expand its operations as currently contemplated by its business strategy; risks relating to governmental regulatory actions in communications and defense programs; risks associated with demand for and market acceptance of existing and newly developed products; and inventory risks due to technological innovation and product obsolescence, as well as other risks and uncertainties, including but not limited to those detailed from time to time in the Company's Securities and Exchange Commission filings. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Note: Merrimac news releases are also available on the Internet at: http://www.prnewswire.com.